Equitable Financial Life Insurance Company of America

Equitable Life Financial Insurance Company

Supplement dated February 5, 2024, to the current prospectuses, initial summary prospectuses, updating summary prospectuses, and notices for:

•	Investment Edge®
•	Retirement Cornerstone® Series 13.0
•	Retirement Cornerstone® Series 15A
•	Retirement Cornerstone® Series 17
•	Retirement Cornerstone® Series 19
•	Retirement Cornerstone® Series 15.0 Series E
•	Retirement Cornerstone® Series 15B Series E
•	Investment Edge® 15.0
•	Retirement Cornerstone® Series 15.0
•	Retirement Cornerstone® Series 15B
•	Retirement Cornerstone® Series 17 Series E
•	Retirement Cornerstone® Series 19 Series E
•	Retirement Cornerstone® Series 15A Series E

This Supplement updates certain information in the Appendix listing available Portfolio Companies in the most recent prospectuses, initial summary prospectuses, updating summary prospectuses, notices, and prospectus supplement (collectively, the “Prospectus”) for variable annuity contracts listed in this Supplement. You should read this Supplement in conjunction with your prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your prospectus.

NOTICE OF LIQUIDATION

The Company has been informed that the Neuberger Berman U.S. Equity Index PutWrite Strategy Portfolio (the “Portfolio”) will be liquidated at the close of business on or about April 26, 2024 (the “Liquidation Date”). The Neuberger Berman U.S. Equity Index PutWrite Strategy Portfolio variable investment option (the “Investment Option”), currently available in your contract, invests in the Portfolio. Consequently, we will close the Investment Option as of the Liquidation Date for all transactions.

Prior to the Liquidation Date, you may transfer any account value allocated to the Investment Option to another investment option. This transfer will not count against the number of free transfers permitted annually. If you still have account value allocated to the Investment Option on the Liquidation Date, shares of the Portfolio held for you in the Investment Option will be exchanged for shares of the EQ/Money Market Portfolio (the “Money Market Portfolio”), of equal value, on the Liquidation Date, and held in the EQ/Money Market variable investment option (the “Money Market Investment Option”). Any current allocation instructions for the Investment Options will be replaced with the Money Market Investment Option. Thereafter, you may transfer your account value from the EQ/Money Market investment option to any other investment option under your contract.

The Money Market Portfolio prospectus contains information about its objectives, investment strategies, risks, fees, and expenses. Please read it carefully before investing. You may contact us to obtain another copy of the Money Market Portfolio prospectus.

As mentioned above, if you would like to make a transfer directly from the Investment Option into one or more of the other investment options, we must receive instructions from you prior to the Liquidation Date. We have enclosed a One-Time Transfer form in case you prefer to transfer your account value in an alternative Investment Option or provide us with new allocation instructions prior to the Liquidation Date. You can also make transfers and/or amend allocation instructions via your Equitable Client portal account by visiting our website at: www.equitable.com.

New Biz/In-Force	Catalog No. 800111 (2.24)
#610206